CALVERT SOCIAL INVESTMENT FUND
(Balanced, Bond, Equity, Money Market, and Enhanced Equity)
CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
Statement of Additional Information
January 31, 2006, as revised May 17, 2006

New Account	(800) 368-2748	Shareholder
Information:	(301) 951-4820	Services:	(800) 368-2745

Broker	(800) 368-2746	TDD for the
Services:	(301) 951-4850	Hearing-Impaired:	(800) 541-1524
     This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Portfolio’s or Fund’s (collectively referred to as the “Funds”) Prospectus(es) dated January 31, 2006. Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each prospectus and most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.
TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	4
Investment Restrictions	11
Dividends, Distributions, and Taxes	14
Net Asset Value	14
Calculation of Yield and Total Return	16
Purchase and Redemption of Shares	20
Trustees/Directors, Officers and Advisory Council	21
Investment Advisor and Subadvisors	31
Portfolio Manager Disclosure	33
Administrative Services Agent	50
Method of Distribution	50
Transfer and Shareholder Servicing Agents	54
Portfolio Transactions	54
Portfolio Holdings Disclosure	55
Personal Securities Transactions	56
Proxy Voting Disclosure	56
Process for Delivering Shareholder Communications to the Board of Trustees/Directors	57
Independent Registered Public Accounting Firm and Custodians	57
General Information	57
Control Persons and Principal Holders of Securities	58
Fund Service Providers	62
Appendix A — Proxy Voting Guidelines
Appendix B — Corporate Bond & Commercial Paper Ratings

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS
     The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.
Foreign Securities (Applies to Balanced, Bond and Equity)
     Investments in foreign securities may present risks not typically involved in domestic investments. The Balanced, Bond, and Equity Portfolios may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts (“ADRs”), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, these Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.
     Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.
     U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
Foreign Money Market Instruments (Applies to Money Market)
     The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks (“Yankee” instruments) and obligations of foreign branches of U.S. banks (“Eurodollar” instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See “Foreign Securities” above.
Tracking the Index (Applies to Enhanced Equity and Index Fund)
     The process used by a Fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the Fund’s exposure to factors which influence returns and the Index’s exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.
     A Fund’s ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.
     Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.
     The Index Fund’s portfolio will be invested in a manner to closely track the Index. To the extent that the Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it were invested only in the manner of the Index. Both of these investment programs are of limited size (not more than 1% of Fund assets, and no investment prior to the Fund reaching $50,000,000 in assets) so that the tracking error induced by such investments would be limited.

Non-Investment Grade Debt Securities (Applies to Bond)
     Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody’s, known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
     The quality limitation set forth in a Fund’s investment policy is determined immediately after the Fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
Issuer Non-Diversification risk (Applies to Bond)
     The Bond Portfolio is non-diversified and may focus its investments on a small number of issuers. A fund that is “non-diversified” may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.
Collateralized Mortgage Obligations (Applies to Balanced and Bond)
     The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are fully collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMOs. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Thus there should be sufficient collateral to secure the CMOs that remain outstanding even if the issuer does not supply additional collateral.
     FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.
Interest Only And Principal Only Mortgage-backed Securities (Applies to Bond)
     The Fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset.
U.S. Government-Sponsored Obligations (Balanced, Equity, Enhanced Equity and Social Index Fund)
     The Funds may invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.
     Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), respectively. Unlike

Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.
U.S. Government-Backed Obligations (Balanced, Equity, Enhanced Equity and Social Index Fund)
     The Funds may invest in Ginnie Maes and other U.S. Government-backed obligations.
     Ginnie Maes. Ginnie Maes, issued by GNMA, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS
     The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.
Foreign Securities (Applies to Index Fund; Not Applicable to Enhanced Equity or Money Market)
     Investments in foreign securities may present risks not typically involved in domestic investments. The Index Fund may purchase foreign securities only to the extent they may be in the Calvert Social IndexTM. The index will not have any foreign stocks in it, unless they are listed only on a U.S. exchange. Thus, there will be no foreign custody or currency involved. However, because the issuer is located outside the United States, such securities will still be subject to political and economic risks of the country where the issuer is located.
Foreign Currency Contracts (Applies to Balanced, Bond and Equity)
     Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Balanced, Bond and Equity Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
     The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
     Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.
Emerging Market Securities (Applies to Balanced, Bond and Equity)
     Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Balanced, Bond and Equity Portfolios define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Real Estate Investment Trusts (Applies to Balanced and Bond)
     The Bond and Balanced Portfolios may make investments related to real estate, including real estate investment trusts (“REITs”). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption for the Investment Company Act of 1940, as amended (the “1940 Act”). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.
Temporary Defensive Positions (Not Applicable to Money Market)
     For temporary defensive purposes — which may include a lack of adequate purchase candidates or an unfavorable market environment — the Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.
     The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks (“Yankee” instruments) and obligations of foreign branches of U.S. banks (“Eurodollar” instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See “Foreign Securities” in “Supplemental Information of Principal Investment Policies and Risks” above. The Funds’ investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Small-Cap Issuers (Applies to Balanced, Equity and Index Fund; Not Applicable to Bond or Money Market)
     The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
     Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
     Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Repurchase Agreements and Reverse Repurchase Agreements
     Each of the Funds may invest less than 20% of its net assets in repurchase and reverse repurchase agreements combined, but typically each Fund (other than Money Market) will invest 10% or less of its net assets in these instruments. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.
     Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the respective Fund’s/Portfolio’s Board of Trustees/Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.
     While an underlying security may bear a maturity in excess of one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
     Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
     During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
     A Fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund’s Board of Trustees/Directors. In addition, a Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.
High Social Impact Investments (Not Applicable to Enhanced Equity or Money Market)
     The High Social Impact Investments program targets a percentage of a Fund’s assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities — that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”), known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.
     The Balanced, Bond and Equity Portfolios and the Index Fund make their High Social Impact Investments through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
Non-Investment Grade Debt Securities (Applies to Balanced, Equity and Index Fund; Not Applicable to Enhanced Equity or Money Market)
     See “Non-Investment Grade Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
     The Index Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments).
Derivatives
     The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.
Options and Futures Contracts (Options and Futures Not Applicable to Money Market; Options not Applicable to Index Fund)
     The Balanced, Equity, Enhanced Equity and Bond Portfolios may purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the applicable Fund’s social criteria, and employ a variety of other investment techniques. Specifically, these Funds may also engage in the purchase and sale of stock index futures contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.
     These Funds may engage in such transactions only to hedge the existing positions in the respective Funds (or for Enhanced Equity, for liquidity or to hedge cash exposure). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

     These Funds may write “covered options” on securities in standard contracts traded on national securities exchanges. These Funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.
Put and Call Options. Each of these Funds may purchase put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s social criteria. These Funds will purchase such options only to hedge against changes in the value of securities the Funds hold and not for the purposes of speculation or leverage. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
     Each of these Funds may purchase call options on securities which it may intend to purchase and which meet the Fund’s social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.
Covered Options. Each of these Funds may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
     When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.
     When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
     A Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and the Fund has not entered into a closing purchase transaction.
     Risks Related to Options Transactions. The Funds can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Funds from closing an options position, which could impair the Funds’ ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price, price volatility of the underlying security and the time remaining until the expiration date.
Futures Transactions. The Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.
     The Index Fund can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the Fund’s cash position; a futures contract may be purchased if the Fund has excess cash, until the Fund can get in invested in stocks replicating the Index. Similarly, if the Fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.
     A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
     The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities underlying a futures contract may not necessarily meet the Fund’s social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
     Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC’s definition of “commodity pool operator,” meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
Options on Futures Contracts. Each of these Funds may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Funds may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.
     The Funds may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Funds’ social criteria, any such hedge position taken by these Funds will not constitute a direct ownership interest in the underlying securities.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Funds will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Funds will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.
Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect a Fund’s portfolio of debt securities against the risk of declining prices. A Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Funds will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.
Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect a Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. A Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Funds will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.
Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s securities holdings.
Risks of Options and Futures Contracts. If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.
     The Funds can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Funds intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Funds from closing a futures position, which could require a Fund to make daily cash payments with respect to its position in the event of adverse price movements.
     Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Funds’ ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Funds seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Funds might be required to exercise the options to realize any profit.
Swap Agreements (Not Applicable to Index Fund)
     Each of these Funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The Funds will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.
     The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market variables the investment performance of the Fund may be less favorable than it would have been if this investment technique were not used.
Lending Portfolio Securities
     The Funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.
     The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund’s investment objective, policies, and restrictions.
     Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

U.S. Government-Sponsored Obligations (Balanced, Equity, Enhanced Equity and Social Index Fund)
     See description of “U.S. Government-Sponsored Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.
U.S. Government-Backed Obligations
     See description of “U.S. Government-Backed Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.
Money Market Default Insurance (Applies to Money Market)
     CSIF Money Market has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by CSIF Money Market are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2006 unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.
     From time to time, a Fund may make charitable contributions to groups intended to further the Fund’s social purpose, including but not limited to educating investors about socially responsible investing.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
     The Funds have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund.
(1) CSIF Money Market, Balanced, Equity, Enhanced Equity Portfolios, and Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. CSIF Bond Portfolio may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CSIF Money Market, domestic bank money market instruments.
(3) No Fund may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Fund’s total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Fund may pledge, mortgage or hypothecate its assets.
(4) No Fund may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Fund’s investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) No Fund may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or Fund securities lending, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Fund’s investment objective, policies and restrictions, shall not constitute the making of a loan.
Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, “concentrate” means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security. For purposes of investment restriction #6 above, the Fund considers a “loan” to be a “loan of money.”
Nonfundamental Investment Restrictions
     The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
CSIF Money Market may not:
(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are U.S. dollar denominated).
(2) Purchase illiquid securities if more than 10% of the value of the Portfolio’s net assets would be invested in such securities.
(3) Make short sales of securities or purchase any securities on margin.
(4) Write, purchase or sell puts, calls or combinations thereof.
(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of total assets. CSIF Money Market will not make any purchases of securities if borrowing exceeds 5% of its total assets.
(6) With respect to Fundamental Investment Restriction (3) regarding borrowing, the Portfolio will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation, and may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio’s total assets.
(7) With respect to Fundamental Investment Restriction (6) regarding securities lending, the value of the securities loaned will not exceed 33 1/3% of assets.
CSIF Balanced, Equity, and Bond may not:
(1) Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).
(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).
(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio’s net assets.
(4) Purchase illiquid securities if more than 15% of the value of that Portfolio’s net assets would be invested in such securities.
(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.
(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio’s net assets.
(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio’s total assets.
(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund’s total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for CSIF Bond).
(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, the Portfolios will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation, and may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of each Portfolio’s total assets.
(10) With respect to Fundamental Investment Restriction (6) regarding securities lending, the value of the securities loaned will not exceed 33 1/3% of assets.

CSIF Enhanced Equity may not:
(1) Under normal circumstances, invest less than 80% of its net assets in equities, and may not invest less than 65% of its total assets in stocks contained in the Russell 1000 Index.
(2) Purchase the obligations of foreign issuers.
(3) Purchase illiquid securities if more than 15% of the value of the Portfolio’s net assets would be invested in such securities.
(4) Purchase debt securities (other than money market instruments).
(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.
(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio’s net assets.
(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio’s total assets.
(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio’s total assets. The Portfolio will not make any purchases of securities if borrowing exceeds 5% of its total assets.
(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, the Portfolio will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation, and may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio’s total assets.
(10) With respect to Fundamental Investment Restriction (6) regarding securities lending, the value of the securities loaned will not exceed 33 1/3% of assets.
Calvert Social Index Fund may not:
(1) Under normal circumstances, invest less than 95% of its net assets in stocks contained in the Calvert Social Index™.
(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund’s net assets.
(3) Purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.
(4) Purchase debt securities (other than money market instruments or high social impact investments).
(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.
(6) Purchase put or call options.
(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.
(8) With respect to Fundamental Investment Restriction (3) regarding borrowing, the Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation, and may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.
(9) With respect to Fundamental Investment Restriction (6) regarding securities lending, the value of the securities loaned will not exceed 33 1/3% of assets.
     Except for the liquidity and borrowing restrictions, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. Note that the Balanced and Equity Portfolios have no current intention of investing more than 10% of their respective net assets in non-investment grade debt securities.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
     The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2005, were as follows:

CSIF Money Market	$69,216
CSIF Balanced	$33,032,362
CSIF Bond	$0
CSIF Equity	$5,930,555
CSIF Enhanced Equity	$0
Calvert Social Index Fund	$3,870,653
     Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
     The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
     In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds (not applicable to Money Market Portfolio): (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund’s identifying CUSIP number.
     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.- registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.
     Many states do not tax the portion of a Fund’s dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.
     Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.
NET ASSET VALUE
     Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Fund. The public offering price of the shares of Balanced, Equity, Bond, Enhanced Equity, and the Index Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Funds fluctuate based on the respective market values of the Funds’ investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund’s net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.
     Money Market’s assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.
Net Asset Value and Offering Price Per Share, as of September 30, 2005

CSIF Money Market
Net asset value per share ($160,217,838/ 160,322,534 shares)	$1.00

CSIF Balanced
Class A net asset value per share ($517,840,069/ 18,327,619 shares)	$28.25

Maximum sales charge, Class A (4.75% of offering price)	$1.41

Offering price per share, Class A	$29.66

Class B net asset value and offering price per share ($28,591,993/ 1,019,312 shares)	$28.05

Class C net asset value and offering price per share ($25,980,252/ 934,902 shares)	$27.79

Class I net asset value and offering price per share ($1,012,121/ 35,660 shares)	$28.38

CSIF Bond
Class A net asset value per share ($237,396,130/ 14,674,860 shares)	$16.18

Maximum sales charge (3.75% of offering price)	$0.63

Offering price per share, Class A	$16.81

Class B net asset value and offering price per share ($18,558,770/ 1,152,154 shares)	$16.11

Class C net asset value and offering price per share ($19,276,152/ 1,198,048 shares)	$16.09

Class I net asset value and offering price per share ($29,278,006/ 1,809,653 shares)	$16.18

CSIF Equity
Class A net asset value per share ($858,873,483/ 24,275,842 shares)	$35.38

Maximum sales charge, Class A (4.75% of offering price)	$1.76

Offering price per share, Class A	$37.14

Class B net asset value and offering price per share ($105,189,404/ 3,203,245 shares)	$32.84

Class C net asset value and offering price per share ($107,305,330/ 3,497,536 shares)	$30.68

Class I net asset value and offering price per share ($133,695,959/ 3,673,158 shares)	$36.40

CSIF Enhanced Equity
Class A net asset value per share ($54,618,360/ 2,911,226 shares)	$18.76

Maximum sales charge, Class A (4.75% of offering price)	$0.94

Offering price per share, Class A	$19.70

Class B net asset value and offering price per share ($9,043,290/ 518,763 shares)	$17.43

Class C net asset value and offering price per share ($7,343,587/ 419,747 shares)	$17.50

Class I net asset value and offering price per share ($1,246,053/ 66,463 shares)	$18.75

Calvert Social Index Fund
Class A net asset value per share ($44,107,647/ 3,905,464 shares)	$11.29

Maximum sales charge, Class A (4.75% of offering price)	$0.56

Offering price per share, Class A	$11.85

Class B net asset value and offering price per share ($4,623,360/ 425,290 shares)	$10.87

Class C net asset value and offering price per share ($5,541,595/ 510,173 shares)	$10.86

Class I net asset value and offering price per share ($2,373,890/ 208,520 shares)	$11.38

CALCULATION OF YIELD AND TOTAL RETURN
Money Market: Yield
     From time to time, the Money Market Portfolio advertises its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the

Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then “annualized.” That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio’s “effective yield” for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:
Effective yield = (base period return + 1)365/7 -1
     The “effective yield” is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 2005, the Money Market Portfolio’s yield was 2.99% and its effective yield was 3.04%.
Bond: Yield
     The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio’s investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a “bond equivalent,” or semiannual, basis. The Bond Portfolio’s yield is computed according to the following formula:
Yield = 2 (a-b/cd+1)6 - 1
where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio’s investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio’s yield for the month ended September 30, 2005 was 3.32% for Class A shares, 2.49% for Class B shares, 2.56% for Class C shares, and 4.01% for Class I shares.
     The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio’s performance in meeting its investment objective.
Balanced, Equity, Bond, and Enhanced Equity Portfolios, and Index Fund: Total Return and Other Quotations
     The Balanced, Equity, Bond, and Enhanced Equity Portfolios and the Index Fund may each advertise “total return.” Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Portfolio/Fund’s investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: “Total Return” as quoted in the Financial Highlights section of the Portfolio/Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to “return without maximum load” (or “w/o max load” or “at NAV”) as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
     Total return after taxes on distributions is computed according to the following formula:
P(1 + T)n = ATVD
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
     Total return after taxes on distributions and sale of fund shares is computed according to the following formula:
P(1 + T)n = ATVDR
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.
     Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Portfolio/Fund’s maximum sales charge (“return with maximum load”), except quotations of “return without maximum load” (or “without CDSC” or “at NAV”) which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.
     In the table below, after-tax returns are shown only for Class A shares. The standardized total return for Class I shares of the Enhanced Equity Portfolio is “linked” to the Class A total return for the period January 18, 2002 through April 29, 2005 because there were no shareholders in Class I for this period. In the table below, Class I Investment performance results for Enhanced Equity for the period January 18, 2002 through April 29, 2005 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) The standardized total return for Class I shares of the Balanced Portfolio is “linked” to the Class A total return for the period June 30, 2003 through December 27, 2004 because there were no shareholders in Class I for this period. In the table below, Class I performance results for the Balanced Portfolio for the period June 30, 2003 through April 29, 2005 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period.
     Returns for the Balanced, Bond, Equity, and Enhanced Equity Portfolios’, and Index Fund’s shares for the periods indicated are as follows:
Before Taxes

	Class A		Class B		Class C
	Total Return		Total Return		Total Return
Periods Ended	With	Without	With	Without	With	Without	Class I
September 30, 2005	Maximum Load		CDSC		CDSC		Total Return

CSIF Balanced*
One Year	4.48%	9.68%	3.62%	8.62%	7.67%	8.67%	10.08%
Five Years	-0.70%	0.28%	-0.94%	-0.74%	-0.73%	-0.73%	0.65%
Ten Years	5.59%	6.11%	N/A	N/A	4.99%	4.99%	N/A
From Inception[1]	8.81%	9.04%	1.57%	1.57%	5.39%	5.39%	2.44%

	Class A		Class B		Class C
	Total Return		Total Return		Total Return
Periods Ended	With	Without	With	Without	With	Without	Class I
September 30, 2005	Maximum Load		CDSC		CDSC		Total Return
CSIF Bond
One Year	1.09%	5.05%	0.03%	4.03%	3.09%	4.09%	5.62%
Five Years	6.72%	7.54%	6.53%	6.53%	6.50%	6.50%	8.15%
Ten Years	6.25%	6.66%	N/A	N/A	N/A	N/A	N/A
From Inception[2]	7.54%	7.77%	5.36%	5.36%	5.20%	5.20%	7.91%

CSIF Equity
One Year	6.53%	11.86%	5.91%	10.91%	10.00%	11.00%	12.48%
Five Years	1.98%	2.98%	1.88%	2.06%	2.13%	2.13%	3.50%
Ten Years	9.42%	9.96%	N/A	N/A	8.91%	8.91%	N/A
From Inception[3]	8.14%	8.43%	5.16%	5.16%	7.73%	7.73%	6.62%

CSIF Enhanced Equity
One Year	5.45%	11.03%	4.66%	10.04%	8.75%	10.06%	10.97%
Five Years	-1.97%	-1.01%	-2.25%	-2.05%	-2.03%	-2.03%	-0.79%
From Inception[4]	2.54%	3.21%	2.09%	2.09%	2.66%	2.66%	3.47%

Calvert Social Index Fund
One Year	4.12%	9.31%	3.29%	8.29%	7.19%	8.19%	9.76%
Five Years	-5.70%	-4.77%	-5.93%	-5.74%	-5.72%	-5.72%	-4.43%
From Inception[5]	-5.69%	-4.81%	-5.91%	-5.73%	-5.74%	-5.74%	-4.44%

*	Performance for Class I shares is “linked” to Class A shares because there were no Class I shareholders of Balanced for the period of 6/30/03 through 12/27/04, and there were no Class I shareholders of Enhanced Equity for the period of 1/18/02 through 4/29/05, as indicated above.
After Taxes on Distributions

Class A
Periods Ended	Total Return
September 30, 2005	With Maximum Load
CSIF Balanced
One Year	3.35%
Five Years	-1.62%
Ten Years	3.43%

CSIF Bond
One Year	0.54%
Five Years	5.99%
Ten Years	5.73%

CSIF Equity
One Year	4.89%
Five Years	1.64%
Ten Years	8.07%

CSIF Enhanced Equity
One Year	3.88%
Five Years	-2.01%
From Inception[4]	2.49%

Calvert Social Index Fund
One Year	2.28%
Since Inception[5]	-5.82%

After Taxes on Distributions and Sale of Fund Shares

Class A
Periods Ended	Total Return
September 30, 2005	With Maximum Load
CSIF Balanced
One Year	2.59%
Five Years	-1.03%
Ten Years	3.67%

CSIF Bond
One Year	2.10%
Five Years	5.95%
Ten Years	5.77%

CSIF Equity
One Year	3.18%
Five Years	1.57%
Ten Years	7.54%

CSIF Enhanced Equity
One Year	2.64%
Five Years	-1.67%
From Inception[4]	2.17%

Calvert Social Index Fund
One Year	1.78%
Since Inception[5]	-4.08%

[1]	(October 21, 1982, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (March 1, 1999, for Class I)

[2]	(August 24, 1987, for Class A) April 1, 1998, for Class B) (June 1, 1998, for Class C) (March 31, 2000, for Class I)

[3]	(August 24, 1987, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (November 1, 1999, for Class I)

[4]	(April 15, 1998, for Class A) (April 15, 1998, for Class B) (June 1, 1998, for Class C) (April 15, 1998, for Class I)

[5]	(June 30, 2000, for all Classes)
     Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.
PURCHASE AND REDEMPTION OF SHARES
     Each Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, accepts the order in good order. The customer orders will be priced at the Fund’s Net Asset Value next computed after they are accepted by an authorized broker/dealer or the broker/dealer’s authorized designee.
     The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.
     Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund’s transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.
     Each Fund has filed a notice of election under rule 18f-1 with the Securities and Exchange Commission (the “Commission”). The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)
     See the prospectus for additional details on purchases and redemptions.
TRUSTEES/DIRECTORS & OFFICERS
     Each Fund’s Board of Trustees/Directors supervises that Fund’s activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees/Directors. “Disinterested” Trustees/Directors refers to those Trustees/Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES

REBECCA ADAMSON AGE: 56	Trustee of CSIF Director of CSIS	1989 2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	• Tom’s of Maine • Calvert Foundation

RICHARD L. BAIRD, JR. AGE: 57	Trustee of CSIF Director of CSIS	1982 2000	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26

FREDERICK A. DAVIE, JR. AGE: 49	Trustee of CSIF Director of CSIS	2001 2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	• Auburn Seminary • FoodChange • Faith Center for Community Development

JOHN GUFFEY, JR. AGE: 57	Trustee of CSIF Director of CSIS	1982 2000	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	• Ariel Funds (3) • Calvert Foundation • Calvert Ventures, LLC

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
MILES DOUGLAS HARPER, III AGE: 42	Trustee of CSIF Director of CSIS	2005 2005	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	• Bridgeway Funds (11)

JOY V. JONES AGE: 55	Trustee of CSIF Director of CSIS	1990 2000	Attorney and entertainment manager in New York City.	14	• Chair, Advisory Board of Lienhard School of Nursing, Pace University • Director, The Twenty-First Century Foundation

TERRENCE J. MOLLNER, Ed.D. AGE: 61	Trustee of CSIF Director of CSIS	1982 2000	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	• Hampshire County United Way • Cyberlore Studies, Inc. • Calvert Foundation • Ben & Jerry’s Homemade, Inc.

SYDNEY AMARA MORRIS AGE: 56	Trustee of CSIF Director of CSIS	1982 2000	She currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	14

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
RUSTUM ROY AGE: 81	Trustee of CSIF Director of CSIS	2005 2005	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	• Chairperson, Friends of Health • Chairperson, Campaign for Better Health

TESSA TENNANT AGE: 46	Trustee of CSIF Director of CSIS	2005 2005	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	• Solar Century Company, Ltd. • Robeco Sustainable Equity Fund

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 53	Trustee & Senior Vice President Director & Senior Vice President of CSIS	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	• Calvert Foundation

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
D. WAYNE SILBY, Esq. AGE: 57	Trustee, Chair & President of CSIF Director, Chair & President of CSIS	1982 2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	• UNIFI Mutual Holding Company • Calvert Foundation • Grameen Foundation USA • GroupServe Foundation

OFFICERS

KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

THOMAS DAILEY AGE: 41	Vice President of CSIF	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.

TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.

GREGORY B. HABEEB AGE: 55	Vice President of CSIF	2004	Senior Vice President of Calvert Asset Management Company, Inc.

				(Not Applicable to Officers)
				# of
	Position	Position		Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.

CATHERINE P. ROY AGE: 49	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*	Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund’s Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a director of the parent company of each Fund’s Advisor.

     The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees/Directors and Officers as a group own less than 1% of any class of each Fund’s outstanding shares.
     The Calvert Social Investment Fund and Calvert Social Index Series Board of Trustees/Directors has the following standing Committees:
•	Governance Committee — Addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Trustees of the Board. The Governance Committee met four times in the past fiscal year. As of December 31, 2005, Mesdames Jones, Adamson, Tennant and Rev. Morris, and Messrs. Baird, Davie, Guffey, Harper, Mollner, and Roy comprise the Governance Committee.

•	Audit Committee — Functions include the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund’s financial statements; review with the independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. It met five times in the past fiscal year. As of December 31, 2005, Messrs. Baird, Davie, Harper and Guffey comprise the Audit Committee.

•	New Opportunities Committee — To serve as a forum for addressing novel, unique opportunities presented to the Calvert Funds in the social arena. It met one time in the past fiscal year. As of December 31, 2005, Mesdames Tennant, Adamson and Jones and Mr. Davie comprise this Committee.

•	International Committee — To consider international issues as they emerge that may impact the Funds. It met one time in the past fiscal year. As of December 31, 2005, Rev. Morris and Messrs. Mollner, Silby and Roy comprise this Committee.

•	The Special Equities Committee (CSIF only) — Oversees the Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments. It met nine times in the past fiscal year. As of December 31, 2005, Ms. Jones and Rev. Morris, and Messrs. Silby and Roy comprise the Special Equities Committee.

•	The Community Investment Committee — Oversees the high social impact investments placed through the Calvert Social Investment Foundation. Ms. Jones and Rev. Morris and Messrs. Baird and Davie comprise this Committee. This Committee met four times in the past fiscal year.
     The Board of Trustees/Directors of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory, administrative services, underwriting and shareholder servicing agreements, as required by Section 15(c) of the 1940 Act.
     The Trustees/Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2005:
CSIF Money Market

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	$1 - $10,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Fred A. Davie, Jr.	None	$10,000 -- $50,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper III	None	$10,000 -- $50,000
Joy V. Jones	None	>$100,000

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Terrence J. Mollner	$50,001 - $100,000	>$100,000
Sydney Amara Morris	$1 - $10,000	$50,000 -- $100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001 - $50,000	>$100,000
CSIF Balanced

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	$10,001 - $50,000	>$100,000
Richard L. Baird, Jr.	$50,001 - $100,000	>$100,000
Fred A. Davie, Jr.	None	$10,001 -- $50,000
John G. Guffey, Jr.	$50,001 - $100,000	>$100,000
Miles Douglas Harper III	None	$10,001 -- $50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	>$100,000
Sydney Amara Morris	$1 - $10,000	$50,001 -- $100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001 - $50,000	>$100,000
CSIF Bond

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Fred A. Davie, Jr.	$10,001 - $50,000	$10,001 -- $50,000
John G. Guffey, Jr.	$50,001 - $100,000	>$100,000
Miles Douglas Harper III	None	$10,001 -- $50,000
Joy V. Jones	$10,001 - $50,000	>$100,000
Terrence J. Mollner	None	>$100,000
Sydney Amara Morris	$10,001 - $50,000	$50,001 -- $100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001 - $50,000	>$100,000

CSIF Equity

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	None	$10,001--$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	$10,001--$50,000
Joy V. Jones	$50,001-$100,000	>$100,000
Terrence J. Mollner	None	>$100,000
Sydney Amara Morris	$10,001-$50,000	$50,001--$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	$10,001-$50,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000
CSIF Enhanced Equity

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	$10,001-$50,000	$10,001--$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper III	None	$10,001--$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001--$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	>$100,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Calvert Social Index Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Disinterested Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	None	$10,001--$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper III	None	$10,001--$50,000
Joy V. Jones	$1-$10,000	>$100,000
Terrence J. Mollner	None	>$100,000

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds
Sydney Amara Morris	$1-$10,000	$50,001--$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000
     Trustees not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.
Trustee Compensation Table
Calvert Social Investment Fund
     The following tables (unaudited numbers) set forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund’s most recent fiscal year ended September 30, 2005.

	Rebecca Adamson		Richard L. Baird, Jr.		Frederick A. Davie, Jr.		John G. Guffey, Jr.
	Aggregate	Pension or	Aggregate	Pension or	Aggregate	Pension or	Aggregate	Pension or
	Compensation	Retirement	Compensation	Retirement	Compensation	Retirement	Compensation	Retirement
	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,
	deferred	deferred	deferred	deferred	deferred	deferred	deferred	deferred
Fund Name	compensation)	compensation)**	compensation)	compensation)**	compensation)	compensation)**	compensation)	compensation)**
CSIF Balanced	$10,084	$4,034	$7,379	$3,689	$10,353	$3,374	$7,692	$2,576
CSIF Bond	$4,492	$1,797	$3,278	$1,639	$4,602	$1,474	$3,168	$1,037
CSIF Equity	$20,161	$8,064	$14,721	$7,360	$20,666	$6,652	$14,331	$4,710
CSIF Money Market	$2,912	$1,164	$2,134	$1,067	$2,993	$985	$2,053	$679
CSIF Enhanced Equity	$1,350	$540	$988	$494	$1,386	$453	$952	$314
Total Compensation from Fund Complex***	$50,000		$64,935		$41,000			$79,000

	Joy V. Jones		Terrence J. Mollner, Ed.D		Sydney Amara Morris		Barbara J. Krumsiek*
	Aggregate	Pension or	Aggregate	Pension or	Aggregate	Pension or	Aggregate	Pension or
	Compensation	Retirement	Compensation	Retirement	Compensation	Retirement	Compensation	Retirement
	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,	(includes	Benefits (i.e.,
	deferred	deferred	deferred	deferred	deferred	deferred	deferred	deferred
Fund Name	compensation)	compensation)**	compensation)	compensation)	compensation)	compensation)**	compensation)	compensation)
CSIF Balanced	$11,514	$10,363	$10,352	$0	$13,251	$782	$0	$0
CSIF Bond	$4,602	$4,142	$4,602	$0	$6,044	$342	$0	$0
CSIF Equity	$20,895	$18,806	$20,666	$0	$25,445	$1,543	$0	$0
CSIF Money	$2,993	$2,694	$2,993	$0	$3,659	$228	$0	$0
CSIF Enhanced Equity	$1,386	$1,248	$1,386	$0	$1,697	$105	$0	$0
Total Compensation from Fund Complex***	$53,000		$60,000		$51,400		$0

	D. Wayne Silby, Esq.*
	Aggregate	Pension or
	Compensation	Retirement
	(includes	Benefits (i.e.,
	deferred	deferred
Fund Name	compensation)	compensation)**
CSIF Balanced	$9,113	$7,047
CSIF Bond	$3,545	$2,726
CSIF Equity	$16,122	$12,403
CSIF Money Market	$2,297	$1,768
CSIF Enhanced Equity	$1,064	$818
Total Compensation from Fund Complex***	$ 93,750

*	Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Advisor.

**	Ms. Adamson, Ms. Jones, Rev. Morris and Messrs. Baird, Davie, Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $68,702.83; $62,967.18; $50,814.80; $222,670.72; and $268,904.83 for each of them, respectively.

***	As of September 30, 2005, the Fund Complex consisted of forty-one (41) Funds. The following Trustees each received an additional payment of up to $1,500 as an annual stipend from the CSIF Advisory Council then in existence: Dr. Mollner, Messrs. Baird, Davie and Silby, Ms. Adamson, Ms. Jones and Rev. Morris.
NOTE: Messrs. Harper and Roy and Ms. Tennant did not receive compensation for the fiscal year ended September 30, 2005, because they first became Board members on December 2, 2005.
CALVERT SOCIAL INDEX SERIES, INC.
     The following tables (unaudited numbers) set forth information describing the compensation of each Director for his/her services to the Fund for the Fund’s most recent fiscal year ended September 30, 2005.

	Rebecca Adamson		Richard L. Baird, Jr.			Frederick A. Davie, Jr.			John G. Guffey, Jr.
	Aggregate	Pension or	Aggregate		Pension or	Aggregate		Pension or	Aggregate		Pension or
	Compensation	Retirement	Compensation		Retirement	Compensation		Retirement	Compensation		Retirement
	(includes	Benefits (i.e.,	(includes		Benefits (i.e.,	(includes		Benefits (i.e.,	(includes		Benefits (i.e.,
	deferred	deferred	deferred		deferred	deferred		deferred	deferred		deferred
Fund Name	compensation)	compensation)**	compensation)		compensation)**	compensation)		compensation)**	compensation)		compensation)**
Calvert Social Index Fund	$1,000	$400	$1,000		$500	$1,000		$313	$1,000		$325
Total Compensation from Fund Complex***		$50,000		$64,935			$41,000			$79,000

	Joy V. Jones			Terrence J. Mollner, Ed.D			Sydney Amara Morris			Barbara J. Krumsiek*
	Aggregate		Pension or	Aggregate		Pension or	Aggregate		Pension or	Aggregate		Pension or
	Compensation		Retirement	Compensation		Retirement	Compensation		Retirement	Compensation		Retirement
	(includes		Benefits (i.e.,	(includes		Benefits (i.e.,	(includes		Benefits (i.e.,	(includes		Benefits (i.e.,
	deferred		deferred	deferred		deferred	deferred		deferred	deferred		deferred
Fund Name	compensation)		compensation)**	compensation)		compensation)	compensation)		compensation)**	compensation)		compensation)
Calvert Social Index Fund	$1,000		$1,000	$1,000		$0	$1,000		$0	$0		$0
Total Compensation from Fund Complex***		$53,000			$60,000			$51,400			$0

D. Wayne Silby, Esq.*
	Aggregate		Pension or
	Compensation		Retirement
	(includes		Benefits (i.e.,
	deferred		deferred
Fund Name	compensation)		compensation)**
Calvert Social Index Fund	$1,000		$763
Total Compensation from Fund Complex***		$93,750

*	Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**	Ms. Adamson, Ms. Jones, Rev. Morris and Messrs. Baird, Davie, Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $68,702.83; $62,967.18; $50,814.80; $222,670.72; and $268,904.83 for each of them, respectively.

***	As of September 30, 2005, the Fund Complex consisted of forty-one (41) Funds. The following Directors each received an additional payment of up to $2,000 as an annual stipend from the Advisory council then in existence; Messrs. Silby, Mollner, and Davie, Ms. Jones and Rev. Morris.
NOTE: Messrs. Harper and Roy and Ms. Tennant did not receive compensation for the fiscal year ended September 30, 2005, because they first became Board members on December 2, 2005.
INVESTMENT ADVISOR AND SUBADVISORS
     The Funds’ Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of each Fund’s Board of Trustees/Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees (Calvert Social Index Fund only); federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders’ meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Funds’ uninvested cash balances. These credits are used to reduce Fund expenses. In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Funds’ Board of Trustees/Directors will periodically reviews and evaluates the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Fund shareholders.
     Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the Balanced Portfolio’s average daily net assets, 0.40% of the next $500 million of such assets, and 0.375% of all assets above $1 billion; 0.35% of the Bond Portfolio’s average daily net assets; 0.50% of the first $2 billion of the Equity Portfolio’s average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion; 0.30% of the Money Market Portfolio’s average daily net assets; 0.60% of the first $500 million of the Enhanced Equity Portfolio’s average daily net assets and 0.55% of such assets above $500 million; and 0.225% of the Index Fund’s average daily net assets.
     The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. For those Funds with multiple classes, Investment Advisory fees are allocated as a Portfolio/Fund-level expense based on net assets.
     The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2003	2004	2005
Money Market	$562,642	$526,566	$484,015
CSIF Balanced	$2,221,400	$2,242,362	$2,356,288
CSIF Bond	$633,028	$726,263	$871,605
CSIF Equity	$2,868,511	$4,459,463	$5,572,057
CSIF Enhanced Equity	$258,493	$378,182	$446,030
Calvert Social Index Fund	$68,398	$102,322	$122,473
Subadvisors
     Atlanta Capital Management Company, LLC (“ACM”) is controlled by Eaton Vance Corp. ACM receives a Subadvisory fee, paid by the Advisor, of 0.30% of the assets it manages for the CSIF Equity Portfolio.
     New Amsterdam Partners LLC (“New Amsterdam”) is controlled by Michelle Clayman, CFA. New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for the CSIF Balanced Portfolio.
     Profit Investment Management (“Profit”) is controlled by Eugene A. Profit. Profit receives a fee, paid by the Advisor, of 0.40% of the CSIF Balanced Portfolio’s first $10 million of average net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.
     SSgA Funds Management, Inc. (“SsgA”) is a subsidiary of State Street Corporation. SSgA receives a Subadvisory fee, paid by the Advisor, of 0.25% of the net assets it manages for the CSIF Enhanced Equity Portfolio and the CSIF Balanced Portfolio, respectively.
     Union Heritage Capital Management, LLC (“Union Heritage”) is controlled by Derek Batts. Union Heritage receives a Subadvisory fee, paid by the Advisor, of 0.40% of the first $10 million in average daily net assets it manages for the CSIF Balanced Portfolio, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.
     World Asset Management (“World”) is a division of Munder Capital Management. World receives a Subadvisory fee, paid by the Advisor. The Subadvisory fee, payable monthly, is 0.07% of the Calvert Social Index Fund’s first $50 million average annual daily net assets managed by the Subadvisor, 0.05% of the next $50 million, and 0.03% of such assets over $100 million.
Each Fund has received an exemptive order to permit each applicable Fund and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory

Agreement, the affected Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.
PORTFOLIO MANAGER DISCLOSURE
Additional information about each Portfolio’s Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below. This information is not required for CSIF Money Market.
A. Other Accounts Managed by Fund Portfolio Managers
The following Fund Portfolio Managers are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The “Other Accounts” category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.
CSIF BALANCED
Calvert:
Steve Falci

	Registered		Other Pooled
Accounts Managed other than CSIF	Investment		Investment
Balanced as of September 30, 2005	Companies		Vehicles	Other Accounts
Number of Other Accounts Managed	4		0	0
Total Assets in Other Accounts Managed	$502	million	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0		$0	$0
1. Fixed Income Investments
Calvert:
Gregory Habeeb

	Registered		Other Pooled
Accounts Managed other than CSIF	Investment		Investment
Balanced as of September 30, 2005	Companies		Vehicles	Other Accounts
Number of Other Accounts Managed	5		0	0
Total Assets in Other Accounts Managed	$4.2	billion	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0		$0	$0

Calvert:
Matt Nottingham, CFA

	Registered		Other Pooled
Accounts Managed other than CSIF	Investment		Investment
Balanced as of September 30, 2005	Companies		Vehicles	Other Accounts
Number of Other Accounts Managed	5		0	0
Total Assets in Other Accounts Managed	$4.2	billion	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0		$0	$0
2. Equity Investments
New Amsterdam:
Michelle Clayman, CFA

	Registered		Other Pooled
Accounts Managed other than CSIF	Investment		Investment
Balanced as of September 30, 2005	Companies		Vehicles	Other Accounts
Number of Other Accounts Managed	2		0	32
Total Assets in Other Accounts Managed	$0.10	billion	$0	$1.69	billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0		$0	$0
Note: “Other Accounts” category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.
New Amsterdam:
Nathaniel Paull, CFA

	Registered		Other Pooled
Accounts Managed other than CSIF	Investment		Investment
Balanced as of September 30, 2005	Companies		Vehicles	Other Accounts
Number of Other Accounts Managed	2		0	32
Total Assets in Other Accounts Managed	$0.10	billion	$0	$1.69	billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0		$0	$0

Note: “Other Accounts” category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.
SSgA FM:
Arlene Rockefeller and Ric Thomas

	Registered		Other Pooled
Accounts Managed other than CSIF Balanced	Investment		Investment
as of September 30, 2005	Companies		Vehicles		Other Accounts
Number of Other Accounts Managed	5		29		63
Total Assets in Other Accounts Managed	$690	billion	$39.23	billion	$26.82	billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0		25	**	26
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	0		$ 38.7	billion**	$ 15.6	billion

*	Please note that SSga FM’s enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc.

**	Includes those pooled investment vehicles in which SSgA’s advisory fee from at least one investor is based on the account’s performance.
Note: Because of the way in which these SSgA FM team members operate, the above data is identical for both Portfolio Managers.
Union Heritage:
Derek T. Batts

	Registered	Other Pooled
Accounts Managed other than CSIF	Investment	Investment
Balanced as of September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	12
Total Assets in Other Accounts Managed	0	0	$237	million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0

Profit Investment Management:
Eugene Profit

	Registered	Other Pooled
Accounts Managed other than CSIF Equity as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	2	1	66
Total Assets in Other Accounts Managed	$$28.85 million	$119.35 million	$591.90 million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$5.65 million

CSIF EQUITY

Atlanta Capital: Daniel W. Boone, III, CFA

	Registered	Other Pooled
Accounts Managed other than CSIF Equity as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	640
Total Assets in Other Accounts Managed	$322 million	$0	$5.29 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$302 million

Note: “Other” category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.

Atlanta Capital: Marilyn R. Irvin

	Registered	Other Pooled
Accounts Managed other than CSIF Equity as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	636
Total Assets in Other Accounts Managed	$431 million	$0	$2.6 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$302 million

Atlanta Capital:
William R. Hackney III

	Registered	Other Pooled
Accounts Managed other than CSIF Equity as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	636
Total Assets in Other Accounts Managed	$454 million	$0	$5.2 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$302 million
Atlanta Capital:
Paul J. Marshall

	Registered	Other Pooled
Accounts Managed other than CSIF Equity as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	3	0	636
Total Assets in Other Accounts Managed	$354 million	$0	$5.2 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$302 million
CSIF BOND
Calvert:
Gregory Habeeb

	Registered	Other Pooled
Accounts Managed other than CSIF Bond as of	Investment	Investment
September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$3.9 billion	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:
Matt Nottingham, CFA

	Registered	Other Pooled
Accounts Managed other than CSIF Bond as of	Investment	Investment
September 30, 2005	Companies	Vehicles		Other Accounts
Number of Other Accounts Managed	4	0		0
Total Assets in Other Accounts Managed	$3.9 billion	$0		$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0		0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0		$0

CSIF ENHANCED EQUITY

SSgA FM: Arlene Rockefeller and Ric Thomas
	Registered	Other Pooled
Accounts Managed other than CSIF Enhanced	Investment	Investment
Equity as of September 30, 2005	Companies	Vehicles		Other Accounts
Number of Other Accounts Managed	5	29		63
Total Assets in Other Accounts Managed	$859 million	$39.23 billion		$26.82 billion
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	25	**	26
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$ 38.7 billion	**	$15.64 billion

*	Please note that SSgA FM’s enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA Funds Management, Inc.

**	Includes those pooled investment vehicles in which SSgA’s advisory fee from at least one investor is based on the account’s performance.
Note: Because of the way in which these SSgA FM team members operate, the above data is identical for both Portfolio Managers.

CALVERT SOCIAL INDEX FUND
World Asset Management:
Kenneth A. Schluchter, III

	Registered	Other Pooled
Accounts Managed other than Calvert Social	Investment	Investment
Index Fund as of September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	6	40	2
Total Assets in Other Accounts Managed	$1.53 billion	$9.84 billion	$0.3 million
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
World Asset Management:
Kevin K. Yousif

	Registered	Other Pooled
Accounts Managed other than Calvert Social	Investment	Investment
Index Fund as of September 30, 2005	Companies	Vehicles	Other Accounts
Number of Other Accounts Managed	6	40	1
Total Assets in Other Accounts Managed	$1.53 billion	$9.84 billion	$0	*
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

*	Amount is less than $100,000.
B.	Potential Conflicts of Interest in Managing a Portfolio and Other Accounts
The following describes material conflicts of interest as of December 31, 2005, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI. See “Other Accounts Managed by Fund Portfolio Managers above.
CSIF Balanced
Calvert:
Steve Falci
     When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
1.	Fixed Income Investments
Calvert:
Gregory Habeeb and Matt Nottingham, CFA
(See “Conflicts of Interest” above with respect to Steve Falci of Calvert regarding the Social Balanced Portfolio.)

2.	Equity Investments
New Amsterdam:
Michelle Clayman, CFA, and Nathaniel Paull, CFA
     Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam’s Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.
SSgA FM:
Arlene Rockefeller and Ric Thomas
     When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
Union Heritage:
Derek T. Batts
     Union Heritage manages other accounts, including accounts that pay higher fees. In addition, Union Heritage may utilize soft dollars in other accounts. Under this scenario potential conflicts of interest may exist relative to allocation of investment opportunities between accounts. Union Heritage has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio manager. The portfolio manager is aware of and abides by Union Heritage’s trade allocation and soft dollar procedures, which seek to ensure fair allocation of investment opportunities among accounts. Performance dispersion among accounts employing the same investment strategy but with different fee structures or soft dollar arrangements is periodically examined by the assistant portfolio manager to ensure that any material divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.
Profit Investment Management:
Eugene A. Profit
     Profit does not believe that any material conflicts of interest exist as a result of Mr. Profit managing the Fund and other accounts listed above. The investment strategies of the Fund and the other accounts managed by Mr. Profit do not materially conflict in any way.
     Profit will frequently recommend purchases or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it is the policy of Profit to allocate purchases and sales among the Fund and the other accounts in a manner which the Profit deems equitable, taking into considerations such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
     Profit has adopted a Code of Ethics that governs the personal trading of the Portfolio Manager. The Code of Ethics is designed to protect the interests of the Fund and Profit’s other clients.
CSIF Equity
Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall
     It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund or a Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund or a Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund or a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund or a Portfolio. Atlanta Capital has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.
     In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.
CSIF Bond
Calvert:
Gregory Habeeb and Matt Nottingham, CFA
(See “Conflicts of Interest” above with respect to Steve Falci of Calvert regarding CSIF Balanced.)
CSIF Enhanced Equity
SSgA FM:
Arlene Rockefeller and Ric Thomas
     A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
     A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
     A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
Calvert Social Index Fund
World Asset Management:
Kenneth A. Schluchter and Kevin K. Yousif
     World personnel may be part of the portfolio management team serving numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). World portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.
     The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although World does not track the time a portfolio manager spends on a single account, World does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. World seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, World may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary.
     Although they are less likely to arise in the context of passively managed accounts than they are in the context of actively managed accounts, conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager’s compensation is affected by revenues earned by World, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.
     In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.
     World has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, World monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Munder’s Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel of World periodically review the performance of all portfolio managers.

C.	Compensation of Fund Portfolio Managers
     Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Advisor or Subadvisor (if any) of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See “Other Accounts Managed by Portfolio Managers of the Portfolios” above.
CSIF BALANCED
Calvert:
Steve Falci
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peers / standards.

Bonus	Calvert	Long- and short-term corporate financial performance.

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
1.	Fixed Income Investments
Calvert:
Gregory Habeeb and Matt Nottingham, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.

Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio’s prospectus.

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

2.	Equity Investments
New Amsterdam:
Michelle Clayman, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.

Bonus	None	N/A

Deferred Compensation	New Amsterdam	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm’s profits proportional to her ownership percentage.
New Amsterdam:
Nathaniel Paull, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.

Bonus	None	N/A

Deferred Compensation	New Amsterdam	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Mr. Paull is a partner of the firm and as such receives a percentage of the firm’s profits proportional to his ownership percentage.
     No part of either Portfolio Manager’s compensation is based on the performance of specific accounts or clients.

SSga FM:
Arlene Rockefeller and Ric Thomas
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	External market for similar role.

Bonus	SSgA FM	Firm wide incentive compensation pool; competitive market data; manager distributes based on overall performance of the group and individual.

Deferred Compensation	SSgA FM	Equity stock options determined by competitive market data. Component of Bonus – firm wide incentive compensation pool; manager distributes based on contribution and performance of group and individual

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
     The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product, account, strategy or investment composite. The same process is followed in determining equity allocations.
Union Heritage:
Derek Batts
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Union Heritage Capital Management, LLC	Mr. Batts receives a fixed payment.

Bonus	Union Heritage Capital Management, LLC	Discretionary

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Union Heritage Capital Management, LLC	Union Heritage is an LLC. Consequently, profits are passed on to the owners. The president/portfolio manager owns 76% of the Firm.
     No part of either Portfolio Manager’s compensation is based on the performance of specific accounts or clients.

Profit Investment Management:
Eugene A. Profit
Compensation with Respect to Management of CSIF Balanced and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Profit Investment Management	Industry surveys

Bonus	Profit Investment Management	Firm profitability

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
CSIF EQUITY
Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall
Compensation with Respect to Management of CSIF Equity and Other Accounts as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital	Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

Bonus	Atlanta Capital	Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. These factors are evaluated on an equal weighted basis. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital’s profitability for the year.

Deferred Compensation	Atlanta Capital / Eaton Vance Corp.	Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	All Portfolio Managers maintain ownership in Atlanta Capital through a LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.
CSIF BOND
Calvert:
Gregory Habeeb and Matt Nottingham, CFA
Compensation with Respect to Management of CSIF Bond and Other Accounts as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.

Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio’s prospectus.

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
CSIF ENHANCED EQUITY
SSga FM:
Arlene Rockefeller and Ric Thomas
Compensation with Respect to Management of CSIF Enhanced Equity and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity).

Bonus	SSgA FM	In addition to the above, the second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation,

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy.

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	SSgA FM	The same process is followed in determining equity allocations.
     The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product, account, strategy or investment composite. The same process is followed in determining equity allocations.
CALVERT SOCIAL INDEX FUND
World Asset Management:
Kenneth A. Schluchter and Kevin K. Yousif
Compensation with Respect to Management of Calvert Social Index Fund and Other Accounts
as of December 31, 2005

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
Salary	World Asset Management	Fixed

Bonus	World Asset Management	Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, World considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and

Type of Compensation	Source of
Received	Compensation	Criteria on which Compensation is Based
the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. The applicable benchmark for the Fund is the Calvert Social Index.

Deferred Compensation	None	N/A

Other Compensation or Benefits Not Generally Available to All Salaried Employees	World Asset Management	Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder Capital Management’s Option Plan provides incentive to retain key personnel and serves to align portfolio managers’ interests with those of Munder Capital Management directly, and, indirectly, the accounts managed by Munder and World personnel.
     No part of either Portfolio Manager’s compensation is based on the performance of specific accounts or clients.
D.	Securities Ownership of Portfolio Managers of the Portfolios
     With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2005 in the Portfolio(s) managed by that individual. The securities were valued as of September 30, 2005. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
CSIF Balanced	Calvert	Steve Falci	$50,001-$100,000
		Gregory Habeeb	None
		Matt Nottingham, CFA	None
	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
	SSgA FM	Arlene Rockefeller	None
		Ric Thomas	None
	Union Heritage	Derek Batts	None
	Profit Investment Management	Eugene A. Profit	None

CSIF Equity	Atlanta Capital	Daniel W. Boone, III, CFA	>$1,000,000
		Marilyn R. Irvin	None
		William R. Hackney III	None
		Paul J. Marshall	$50,001-$100,000

CSIF Bond	Calvert	Gregory Habeeb	None
		Matt Nottingham, CFA	None

CSIF Enhanced Equity	SSgA FM	Arlene Rockefeller	None
		Ric Thomas	None

Calvert Social Index Fund	World Asset	Kenneth A. Schluchter	None
	Management	Kevin K. Yousif	None

ADMINISTRATIVE SERVICES AGENT
     Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A, B, and C	Class I
Money Market	0.20%	N/A
CSIF Balanced	0.275%	0.125%
CSIF Bond	0.30%	0.10%
CSIF Equity	0.20%	0.10%
CSIF Enhanced Equity	0.15%	0.10%
Calvert Social Index Fund	0.225%	0.10%
     The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:

	2003	2004	2005
Money Market	$375,095	$351,044	$322,676
CSIF Balanced	$1,409,639	$1,455,686	$1,532,857
CSIF Bond	$511,647	$587,617	$708,994
CSIF Equity	$1,112,359	$1,702,504	$2,114,420
CSIF Enhanced Equity	$64,623	$94,546	$111,360
Calvert Social Index Fund	$63,151	$98,280	$120,477
     Administrative fees are allocated as a class-level expense based on net assets.
METHOD OF DISTRIBUTION
     Calvert Distributors, Inc. (“CDI”) is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund’s Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
     Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the “Plans”) which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios’ respective average daily net assets and 0.25% of the Money Market and Enhanced Equity Portfolios’ and Index Fund’s respective average daily net assets. However, the applicable Board of Trustees/Directors has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.
     Expenses under the Funds’ Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity, Enhanced Equity, and Index Fund’s Class B and Class C average daily net assets, respectively. Class I has no Plan. Class A Plans reimburse CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI’s expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.
     Each Fund’s Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not “interested persons” of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees/Directors who are not interested persons of the Funds is committed to the discretion of such disinterested Trustees/Directors. In establishing the Plans, the Trustees/Directors considered various factors including the amount of the distribution expenses. The Trustees/Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
     The Plans may be terminated by vote of a majority of the disinterested Trustees/Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class or Portfolio of each Fund. If the Funds should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees/Directors, including a majority of the disinterested Trustees/Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees/Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees/Directors.
     As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2005, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets (Smith Barney), UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., National Financial Services, LLC and Fidelity Brokerage Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.
     The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds’ securities on a “best efforts” basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund’s respective classes. These fees are paid pursuant to the Funds’ Plan. Total Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2005 were:

	Class A	Class B	Class C
CSIF Balanced	$1,189,577	$270,769	$241,457
CSIF Bond	$393,146	$179,400	$154,688
CSIF Equity	$1,994,782	$1,013,998	$1,006,967
CSIF Enhanced Equity	$145,512	$88,645	$69,660
Calvert Social Index Fund	$107,752	$43,906	$53,444
     For the fiscal year ended September 30, 2005, the Funds’ Plan expenses for Classes A, B, and C were spent for the following purposes:
CSIF Money Market
     This Portfolio has never paid Plan expenses.

CSIF Balanced	Class A	Class B	Class C
Compensation to broker/dealers	$861,315	$68,996	$185,417
Compensation to sales personnel	$87,726	$0	$0
Advertising	$57,874	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$9,452	$0	$0

CSIF Balanced	Class A	Class B	Class C
Compensation to underwriters	$0	$201,773	$56,040
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$173,210	$0	$0

CSIF Bond	Class A	Class B	Class C
Compensation to broker/dealers	$393,146	$46,595	$103,724
Compensation to sales personnel	$0	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$132,805	$50,964
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Equity	Class A	Class B	Class C
Compensation to broker/dealers	$1,824,942	$256,590	$776,953
Compensation to sales personnel	$169,840	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$757,408	$230,014
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Enhanced Equity	Class A	Class B	Class C
Compensation to broker/dealers	$119,049	$22,303	$51,128
Compensation to sales personnel	$19,817	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriters	$6,646	$66,342	$18,532
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$0	$0	$0

Calvert Social Index Fund	Class A	Class B	Class C
Compensation to broker/dealers	$90,915	$9,803	$34,735
Compensation to sales personnel	$15,437	$0	$0
Advertising	$1,400	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$34,103	$18,709
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Balanced, Equity, and Enhanced Equity Portfolios and Calvert Social Index Fund
Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	Offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
CSIF Bond
Class A Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	Offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
     CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2003		2004		2005
Class A	Gross	Net	Gross	Net	Gross	Net
CSIF Balanced	$443,609	$161,922	$604,752	$235,298	$595,771	$238,133
CSIF Bond	$230,886	$105,124	$227,755	$107,305	$295,772	$144,333
CSIF Equity	$668,557	$290,526	$972,708	$434,032	$812,112	$349,948
CSIF Enhanced Equity	$67,682	$25,108	$94,522	$38,553	$77,886	$31,698
Calvert Social Index Fund	$29,705	$12,715	$113,748	$50,533	$80,076	$32,104

Class B	2003		2004		2005
CSIF Balanced		$0		$0		$0
CSIF Bond		$0		$0		$0
CSIF Equity		$0		$0		$0
CSIF Enhanced Equity		$0		$0		$0
Calvert Social Index Fund		$0		$0		$0

Class C	2003		2004		2005
CSIF Balanced		$3,657		$3,308		$4,744
CSIF Bond		$3,701		$3,893		$1,816
CSIF Equity		$12,587		$12,030		$16,405
CSIF Enhanced Equity		$671		$714		$1,009
Calvert Social Index Fund		$537		$1,219		$845

Fund Trustees/Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the prospectus for additional share purchase information.
TRANSFER AND SHAREHOLDER SERVICING AGENTS
     Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
     Calvert Shareholder Services, Inc. (“CSSI”), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
     For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions. CSSI may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CSSI by the Funds for the past three fiscal years:

	2003	2004	2005
CSIF Money Market	$222,374	$230,597	$214,878
CSIF Balanced	$222,081	$237,718	$240,847
CSIF Bond	$71,181	$82,943	$99,233
CSIF Equity	$314,346	$383,644	$454,516
CSIF Enhanced Equity	$22,799	$28,156	$32,280
Calvert Social Index Fund	$14,996	$28,281	$34,140
PORTFOLIO TRANSACTIONS
     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees/Directors.
     Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s/Subadvisor’s obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.
     For the last three fiscal years, total brokerage commissions paid were as follows:

	2003	2004	2005
CSIF Balanced	$569,348	$420,394	$210,260
CSIF Bond	$68,614	$77,783	$56,351
CSIF Equity	$832,244	$586,196	$567,727
CSIF Enhanced Equity	$40,931	$36,624	$43,484
Calvert Social Index Fund	$3,960	$11,001	$6,664
The brokerage commissions paid with respect to CSIF Balanced have decreased as turnover relating to equity securities in the Portfolio has decreased.
     None of the Funds paid brokerage commissions to affiliated persons in the last three fiscal years.
     The Funds’ Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor and/or Subadvisors may also provide selling concessions and/or discounts in fixed-price offerings for research services.
     If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.
     For the fiscal year ended September 30, 2005, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Transactions (in shares)	Related Commissions
CSIF Balanced	$182,867	$9,413
CSIF Equity	$4,424,040	$221,192
     For the same period the Advisor received no soft-dollar credits in connection with fixed-price offerings.
     The portfolio turnover rates for the last two fiscal years are as follows:

	2004	2005
CSIF Balanced	106%	83%
CSIF Bond	244%	161%
CSIF Equity	17%	31%
CSIF Enhanced Equity	13%	38%
Calvert Social Index Fund	14%	14%
PORTFOLIO HOLDINGS DISCLOSURE
     The Funds have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund’s portfolio holdings.
Publicly Available Portfolio Holdings
     Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund’s complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund’s top ten portfolio holdings disclosed in the Fund’s monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
     The Funds’ Disclosure Policy, as described generally below, allows the disclosure of a Fund’s non-public portfolio holdings for the Fund’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

     Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.
     A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.
     A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.
     Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund’s Board of Trustees/Directors. The Fund’s Board of Trustees/Directors shall also receive periodic reports on those entities to whom such disclosure has been made.
Ongoing Arrangements
     The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about a Fund’s portfolio securities (on a quarterly basis, but no more frequently than monthly, with a 15 day lag): (1) ratings and ranking agencies, such as Morningstar and Lipper; (2) institutional investment consultants (organizations which utilize Fund holdings data and characteristics to screen investment firms for their institutional clients); (3) institutional investors and/or clients, where such information is requested as part of the client’s due diligence review of the investment firm; and (4) the Fund’s service providers, such as the Advisor and Subadvisor (if any), auditors, custodians, counsel to the Fund or the non-interested Trustees/Directors, pricing services and proxy voting services. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.
PERSONAL SECURITIES TRANSACTIONS
     The Funds, their Advisor and Subadvisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund’s investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.
PROXY VOTING DISCLOSURE
     Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES/DIRECTORS
     Any shareholder who wishes to send a communication to the Board of Trustees/Directors of a Calvert Fund should send the communication to the attention of the Fund’s Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814
     All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Trustees/Directors.
     In its function as a nominating committee, the Governance Committee of each Board of Trustees/Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee/Director. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee/Director may request the Fund’s Policy for the Consideration of Trustee/Director Nominees by contacting the Fund’s Secretary at the address above.
     If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Fund’s Board of Trustees/Directors, then the communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Trustees/Directors or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Trustee/Director or to the Committee, as applicable.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIANS
     KPMG LLP served as independent registered public accounting firm for the Funds for fiscal years 2002 through 2005. For fiscal years prior to 2002, the Funds used other auditors. State Street Bank & Trust Company, N.A., serves as custodian of the Funds’ investments. M&T Bank also serves as custodian of certain of the Funds’ cash assets. The custodians have no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.
GENERAL INFORMATION
     Calvert Social Investment Fund (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Portfolios of the Trust are diversified, except the Bond Portfolio, which is nondiversified. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     The Calvert Social Index Fund is a series of Calvert Social Index Series, Inc., an open-end management investment company organized as a Maryland corporation on April 7, 2000. The Fund is diversified.
     Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced, Bond, Equity, and Enhanced Equity Portfolios, and Index Fund each offer four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. The Money Market Portfolio offers only one class of shares (Class O). Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
     The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As of December 31, 2005, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio/Fund Name
Name and Address	% of Ownership
CSIF Money Market Portfolio

United Mine Workers of America	5.66% of Portfolio
Cash Deferred Svgs TR of 1988 Washington, DC

Fidelity Investments Institutional	5.27% of Portfolio
Operations Co. as agent for certain employee benefit plans Covington, KY

CSIF Balanced Portfolio

Fidelity Investments Institutional	8.17% of Class A
Operations Co. as agent for certain employee benefit plans Covington, KY

MLPF&S for the Sole Benefit of its Customers	9.31% of Class B
Jacksonville, FL

MLPF&S for the Sole Benefit of its Customers	15.06% of Class C
Jacksonville, FL

Bank of New York Trust Co. NA Cust.	100% of Class I
FBO The Seattle Foundation Seattle, WA

CSIF Bond Portfolio

Charles Schwab & Co., Inc.	19.04% of Class A
Reinvest Account San Francisco, CA

Portfolio/Fund Name
Name and Address	% of Ownership
MLPF&S for the Sole Benefit of its Customers	11.13% of Class B
Jacksonville, FL

MLPF&S for the Sole Benefit of its Customers	21.83% of Class C
Jacksonville, FL

Prudential Investment Management Service	20.72% of Class I
FBO Mutual Fund Clients Iselin, NJ

Mmatco LLP., Partnership	19.98% of Class I
Goshen, IN

Calvert Distributors, Inc.	14.40% of Class I
Moderate Allocation Fund Bethesda, MD

Fidelity Investments, Institutional Operations Co.	11.77% of Class I
As Agent for Certain Employee Benefit Plans Covington, KY

Calvert Distributors, Inc.	7.97% of Class I
Conservative Allocation Fund Bethesda, MD

A. G. Edwards & Sons, Inc.	5.09% of Class I
FBO Fund for Center St. Louis, MO

CSIF Equity Portfolio

Charles Schwab & Co., Inc.	7.84% of Class A
Reinvest Account San Francisco, CA

MLPF&S for the Sole Benefit of its Customers	10.16% of Class B
Jacksonville, FL

MLPF&S for the Sole Benefit of its Customers	17.33% of Class C
Jacksonville,

National Financial Ser. Corp.	11.99% of Class I
For the Excel. Ben. of our Customers New York, NY

State of Wisconsin Deferred Compensation Plan	9.81% of Class I
Columbus, OH

Bost & Co.	8.70% of Class I
Pittsburgh, PA

AIG Federal Savings Bank	8.66% of Class I
Custodian FBO Baptist Health South Florida, Inc. Houston, TX

Portfolio/Fund Name
Name and Address	% of Ownership
Caritas Insurance Co. Ltd.	7.73% of Class I
c/o Finance Dept., Hospital of Saint Raphael TTEE New Haven, CT

Saint Raphael Master Retirement Trust	6.69% of Class I
U/A 09/30/02 c/o Finance Dept., Hospital of Saint Raphael New Haven, CT

CSIF Enhanced Equity Portfolio

Ameritas Life Insurance Corp.	14.14% of Class A
Lincoln, NE

Charles Schwab & Co. Inc.	11.48% of Class A
Reinvest Account San Francisco, CA

MLPF&S for the Sole Benefit of its Customers	5.57% of Class A
Jacksonville, FL

MLPF&S for the Sole Benefit of its Customers	9.31% of Class B
Jacksonville, FL

MLPF&S for the Sole Benefit of its Customers	16.04% of Class C
Jacksonville, FL

NFS LLC	7.00% of Class C
NCCF General Trust Bethesda, MD

Calvert Distributors, Inc.	66.85% of Class I
Moderate Allocation Fund Bethesda, MD

Calvert Distributors, Inc.	22.68% of Class I
Aggressive Allocation Fund Bethesda, MD

Calvert Distributors, Inc.	10.47% of Class I
Conservative Allocation Fund Bethesda, MD

Calvert Social Index Fund

Ameritas Life Insurance Corp.	18.36% of Class A
Lincoln, NE

Charles Schwab & Co. Inc.	15.79% of Class A
Reinvest Acct San Francisco, CA

Portfolio/Fund Name
Name and Address	% of Ownership
MLPF &S for the Sole Benefit of its Customers	18.10% of Class B
Attn: Fund Administration 973U7 Jacksonville, FL

MLPF &S for the Sole Benefit of its Customers	26.43% of Class C
Jacksonville, FL

Ronald Alexander & Barbara Gallo Trustees	42.19% of Class I
U/A DTD 01/27/1993 Union Benefits Trust Westerville, OH

Calvert Distributors, Inc.	34.34% of Class I
Moderate Allocation Fund Bethesda, MD

Calvert Distributors, Inc.	10.15% of Class I
Aggressive Allocation Fund Bethesda, MD

Calvert Distributors, Inc.	8.03% of Class I
Conservative Allocation Fund Bethesda, MD

National Financial Services Corp.	5.21% of Class I
For the Exclusive Benefit of Our Customers New York, NY

FUND SERVICE PROVIDERS
INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110
CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A
GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS
Introduction
Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.
These Proxy Voting Guidelines (“the Guidelines”) reflect Calvert’s view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:
•	Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

•	Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

•	Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.
As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission’s website at www.sec.gov.

I.	CORPORATE GOVERNANCE
A.	Board and Governance Issues
•	Board of Directors
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
A significant difference between governance structures among different countries involves board structure. There are some countries— for example, Germany, Austria, and the Netherlands—that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert’s goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.
Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.
The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.
The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.
The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.
•	Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.
The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
•	Increase Authorized Common Stock
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.
The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.
•	Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.
The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.
•	Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.
The Fund advisor will ordinarily oppose supermajority vote requirements.
•	Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.
The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.
•	Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.
The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.
•	Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.
•	Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.
The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.
•	Cumulative Voting
Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.
The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
•	Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners — often a majority of shareowners — to exercise influence over the governance of the corporation. This in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.
The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.
•	Limit Directors’ Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.
•	Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.
The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
The Fund advisor will oppose excessive awards of stock or stock options to directors.
•	Selection of Auditor and Audit Committee Chair
Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert’s view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.
Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.
The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.
The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.
The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.
In some countries, shareholder election of auditors is not common practice.
The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.
The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.
•	Transparency and Disclosure
International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.
The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.
The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.
•	Charter and By-Laws
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.
The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.
•	Expensing of Stock Options
The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options—particularly when used as a key component of executive compensation—take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert’s view that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.
The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
B.	Executive and Employee Compensation
In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers in the year 2050. “The size of CEO compensation is simply out of hand.” Business Week, 04/22/02.
The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.
Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.
•	Disclosure of CEO, Executive, Board and Management Compensation
The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation—including salaries, option awards, bonuses, and restricted stock grants—of top management and the Board of Directors.
•	Compensation for CEO, Executive, Board and Management
The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).
•	Formation and Independence of Compensation Review Committee
The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.
•	Stock Options for Board and Executives
During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies’ financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.
The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.
The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.
The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.
The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.
The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.
The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.
•	Employee Stock Ownership Plan (ESOPs)
The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.
•	Pay Equity
The Fund advisor will support proposals requesting that management provide a pay equity report.
•	Ratio Between CEO and Worker Pay
The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

•	Executive Compensation Tie to Non-Financial Performance
The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.
•	Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners — whom directors are supposed to represent — are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.
The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.
•	Golden Parachutes
Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.
The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.
The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.
C.	Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
•	Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.
The Fund advisor will support proposals that consider non-financial impacts of mergers.
The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.
•	Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.
The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.
•	Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowner.
The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
•	Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.
The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.
II.	CORPORATE SOCIAL RESPONSIBILITY
A.	Sustainability Reporting
The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B.	Environment
All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.
The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.
•	CERES Principles and Sustainability Reporting
The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management’s response to each of the points raised in the CERES Principles.
The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.
•	Climate Change/Global Warming
The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth’s temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth’s temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.
Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming—including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
•	Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
C.	Workplace Issues
•	Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.
The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
•	Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other “sweatshop” practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.
•	Diversity and Equal Employment Opportunity
Women and minorities have long been subject to discrimination in the workplace — denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.
The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.
•	Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.
The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.
D.	Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.
The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.
The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
•	Animal Welfare
Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.
The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.
The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.
•	Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.
The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .
E.	International Operations and Human Rights
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.
The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
•	Unauthorized Images
Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.
The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.
•	Bank Lending in Developing Countries
Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.
The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.
•	Mexican Maquiladora Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

•	Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.
F.	Indigenous Peoples’ Rights
•	Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.
The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
G.	Weapons Contracting
•	Weapons/Military Conversion
Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.
The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.
H.	Community
•	Equal Credit Opportunity
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.
The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

•	Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.
The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
•	Predatory Lending
Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.
The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.
•	Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.
The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
I.	Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.
The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.
The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.
The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.	Other Issues
All social issues that are not covered in these guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific social criteria. In addition to actions taken pursuant to the fund’s Conflict of Interest Policy, Calvert Social Research Department (“CSRD”) will report to the Boards on issues not covered by these guidelines as they arise.
III.	CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.
Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B
CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor’s)

Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:	An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:	An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:	An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.
Notes
SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.
SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.
SP-3: These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper
A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: This rating indicates a satisfactory degree of safety regarding timely payment.
A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody’s Investors Service)
     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings (source: Moody’s Investors Service)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.